UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

SOLANEX MANAGEMENT INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Solanex Management Inc.

1500 East Tropicana Blvd., Suite 100

Las Vegas, NV  89119

Dear Shareholder:

This Information Statement is furnished to holders of shares of common stock, par value $.001 per share (the “Common Stock”), of Solanex Management Inc. (the “Company,” “we” or “us”). The purpose of this Information Statement is to notify our shareholders that on January 19, 2009 (the “Record Date”), we received written consent (the “Written Consent”) from certain of our major stockholders, including principal stockholders identified in the section entitled “Security Ownership Of Certain Beneficial Owners And Management,” holding or able to direct the vote of 9,380,875 shares of Common Stock, representing approximately 60.6% of the then total issued and outstanding Common Stock,  to spin off our environmental remediation subsidiary, SolarNexus, Inc., formerly known as Solanex Recovery, Inc.  To accomplish this action, a dividend of SolarNexus shares will be distributed to Company shareholders.  Each Company common shareholder will receive 10 shares of SolarNexus common stock for every one share of Company stock that they currently hold.

The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of or persons able to direct the vote of a majority of the outstanding shares of our Common Stock. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders. The resolutions will not become effective before a date which is 20 days after this Information Statement was first mailed to our stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by a majority of our stockholders.

Sincerely yours,

Colin V. Hall,

President

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED TO SHAREHOLDERS ON _______, 2009.   WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

SOLANEX MANAGMENT INC.

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

I.INTRODUCTION

We are sending you this Information Statement to inform you of the authorization by a majority of the shareholders of our Common Stock to spin off our subsidiary, SolarNexus, Inc., formerly known as Solanex Recovery, Inc.  In order to accomplish this, approximately 98.5% of the common shares of SolarNexus will be distributed as a dividend to current Company shareholders.  SolarNexus will then file its own Registration Statement under the Securities Exchange Act of 1934 in order to be its own publicly held reporting company.

The adoption of the foregoing resolution will become effective 20 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders.

The proposed action will be taken by written consent.  There will be no meeting of shareholders and there is no date upon which consents must be received under Nevada law.

We are distributing this Information Statement to our stockholders in full satisfaction of any notice requirements we may have under the General Corporation Law of the State of Nevada. No additional action will be undertaken by us with respect to the receipt of written consents, there are no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the General Corporation Law of the State of Nevada are not afforded to our stockholders as a result of the adoption of these resolutions.

Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $5,000, will be paid by us.

This information statement is being made by the Company, through its board of directors.  The board of directors has unanimously approved the corporate action, subject to the consent of a majority of the shareholders.

This information statement is being mailed to shareholders on ______, 2009.

 II. OUTSTANDING SHARES AND VOTING RIGHTS

Under Nevada law, the proposed action requires the consent of the holders of a majority of the voting power of the Company.  We have two classes of stock; Preferred Stock and Common Stock.  The only class of stock entitled to vote is our Common Stock.   Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting.  We have signed consents from a majority of our shareholders, holding, in the aggregate, 9,380,875 of our 15,460,080 Common Shares outstanding as of the record date fixed by our board of directors as of the record date of January 19, 2009.  The record date was set by the board of directors.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposed action cannot take effect until at least 20 days after this Information Statement is sent to our stockholders.

The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote is required for the approval of the Company's proposal.

Nevada law does not provide any dissenter’s rights with respect to the proposed corporate action.

III. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of January 19, 2009, by: (I) each person who has been a director or executive officer of the registrant at any time since the beginning of the last fiscal year; (ii) all directors and executive officers as a group; (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock; and each associate of any of the foregoing persons. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Colin V. Hall(1) 4567 Prospect Road North Vancouver, B.C., V7N 3MI Canada	4,845,000	31.3%
EcoTech Waste Management 7588 Winston Street Burnaby, B.C. V5Z 4C2, Canada	2,000,000	12.9%
All Officers and Directors as a Group	2,845,000	31.3%

(1)

Colin V. Hall is the sole owner of EcoTech Waste Management.   Includes 2,000,000 shares owned by EcoTech Waste Management.

IV.  OFFICERS AND DIRECTORS

The members of the Board of Directors of the Company serve until the next Special Meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.

The current executive officers, key employees and directors of the Company are:

Name

Age

Position

Colin V. Hall

62

President and Director

Colin V. Hall – Mr. Hall is the current President and Director of the Company.  He is an innovative designer of chemical and pollution abatement processing systems and machinery, thermal devices, power generation systems, heavy vehicles, transport and handling equipment, machinery and processing systems for the past 25 years.  Over the past 15 years his efforts have been directed toward the development of fully integrated systems for waste management reduction and processing.  He is a recognized expert in the design and development of environmental control and processing systems.  Mr. Hall led the development and promotion of the Setern Renewable Fuels project for four years in the 1990’s.  Mr. Hall has been president of EcoTerra Remediation Systems, Inc. for the last two years, and is the CEO of EcoTech Waste management Systems, Inc., a company he founded in 1980.  He designed EcoTech’s integrated system for waste management, reduction and processing and has made many improvements on exiting designs for components of environmental remediation systems.  Mr. Hall has degrees in design, graphics, technology and management from the U.K.

NOMINATION OF DIRECTORS

The Company does not have a Governance, Nominating Committee, or Audit Committee, due to the fact that there is only one director, and it would be the same director who would serve on the committees.  The full board of directors has formulated a policy to review the applicable skills and characteristics required of Board nominees, considering current Board composition and Company circumstances.  In making recommendations for nominees, the board considers, among other things, the qualifications of individual director candidates. The board determines the appropriate characteristics, skills, and experiences for the Board as a whole and its individual members with the objective of having a Board with diverse background and experience. Characteristics expected of all directors include independence, integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the Board. In evaluating the suitability of individual Board members, the Board takes into account many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a publicly traded company in today’s business environment; understanding of our business and technology; educational and professional background; personal accomplishment; and geographic, gender, age, and ethnic diversity.  In determining whether to recommend a director for re-election, the board considers the director’s past attendance at meetings, participation in and contributions to the activities of the Board, and the results of the most recent Board self-evaluation. Shareholders have previously elected each of the directors submitted at the 2008 annual meeting.

DIRECTOR INDEPENDENCE

There are currently no independent directors serving on the Board of Directors.

CORPORATE GOVERNANCE

The Board of Directors is committed to maintaining strong corporate governance principles and practices. The Board periodically reviews evolving legal, regulatory, and best practice developments to determine those that will best serve the interests of our shareholders.

MEETINGS AND MEETING ATTENDANCE

Our Board of Directors is required by our by laws to hold regularly scheduled annual meetings immediately after the annual shareholder’s meeting.  In addition to the annual meetings, it has the authority to call regularly scheduled meetings and special meetings by resolution.   Our Board met 1 time during the past fiscal year.

All incumbent directors attended 100% or more of the Board meetings during the last fiscal year. Directors are encouraged to attend the Annual Meeting of Shareholders. One director attended the 2008 Annual Meeting.

V.  INDEPENDENT PUBLIC ACCOUNTANTS

Our last independent accountant who filed reports for the fiscal year ended December 31, 2007 was the independent accounting firm of Morgan and Company - Chartered Accountants.  Our former independent accountant’s reports on the financial statements for the Registrant for the last two years of financial statements reported has not contained an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except for the fact that the accountant included an opinion that, due to the Registrant’s significant losses from operations and dependence on financing to continue its operations, there is doubt about the Registrant’s ability to continue as a going concern.

The Board of Directors of Solanex Management Inc. (the "Company") was notified of the resignation of Morgan and Company - Chartered Accountants, Vancouver, Canada (Morgan) as the Company's independent accountants, effective December 31, 2007, and appointed the firm of Chisholm, Bierwolf & Nilson, LLC (‘CBN’) of Bountiful, Utah to serve as independent public accountants of the Company.

During the two most recent fiscal years and the interim period preceding the resignation, there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with the reports.  A current report on form 8K was filed with regard to the change of independent accountants as amended on August 14, 2008.

The Company does not have an Audit Committee.  The Audit Committee’s functions are performed by the Board of Directors.  The Company has appointed the new independent accountant to audit and review its financial statements for the fiscal year 2008, and in doing so the board of directors has verified the following:

1

The accountant was in good standing within the jurisdiction of its practice.

2

The accountant was a member in good standing of the Public Accountancy Oversight Board (PAOB).

3

The accountant is capable of exercising objective and impartial judgment on all issues encompassed within its potential engagement, and that no member of the firm had any interest or relationship with any officer, director or principal shareholder.

Representatives from the former accountant are not expected to be present at the Special Meeting.

Audit Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements is approximately the sum of $36,000 which all related to the review and audit of Company financial statements.

Tax Fees

No fees were paid to the former accountant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

All Other Fees

 No other fees were paid to the former accountant for any other services.

VI. PROPOSED ACTION

The Board of Directors has recommended that our subsidiary, SolarNexus, Inc., formerly known as Solanex Recovery, Inc., be spun off as its own publicly held entity.  The reasons for the spinoff are to create shareholder value for the Company and SolarNexus, to increase the value of the current stock price of the Company in order to allow better equity financing, the need for a different management director and to improve access to capital markets.

SolarNexus is engaged in the business of environmental remediation of contaminated soil and ground water and developing and marketing the Thermal Destructor for remediation purposes.  The Company is engaged in the business of  developing and marketing our Steam Injection system for use in the oil industry, and the identification and exploitation of mineral resource property opportunities.  Both companies depend on technology licensed to them by EcoTech Systems, Inc., a company wholly owned by our president, Colin V. Hall.

On October 1, 2002, we entered into a joint venture agreement with EcoTech. Under that agreement, we agreed to shed certain business and administrative responsibilities including product manufacturing, inventory maintenance, and website development, thereby enabling our company to concentrate more fully on marketing and sales efforts. Most integral under the agreement, we contracted the responsibility of manufacturing the Thermal Destructor to EcoTech. In consideration for the services provided by EcoTech, we are required to pay $100,000 to EcoTech in cash or shares of stock over the life of the agreement which is three (3) years.

On May 23, 2006 we negotiated with EcoTech and extended the terms of our original joint venture agreement. Under the Strategic Alliance Agreement, we defined the marketing responsibilities and agreed that the parties will meet in 2007 and explore a schedule for marketing to prospective customers. For the initial customer, we agreed to pay $40,000 of the costs associated with these marketing efforts and EcoTech agreed to bear the balance of such costs. For each subsequent customer, we agreed to bear $50,000 worth of costs or whatever adjusted price is agreed upon between the parties on a later date. EcoTech remains responsible to build each Thermal Destructor unit for a cost not to exceed $2,000,000 USD per unit. We agreed with EcoTech to work together to determine revenue sharing arrangements in connection with any sales.

On September 29, 2006, aware that an ongoing relationship between ourselves and EcoTech was critical to achieving success, EcoTech assigned to us the full rights to the Thermal Destructor and an offshoot technology known as the Steam Injection System in exchange for $2,000.

The Steam Injection System is a natural offshoot from our original high temperature Thermal Destructor, and is also being developed for use by the oil industry. We have utilized the body, drive mechanism, and heating components from the Thermal Detonator to create a portable high temperature, high pressure steam generation unit.

The Steam Injection System is designed specifically for use in oil fields where high-pressure steam can be injected into the oil formation to soften the material in which the oil is trapped and to help dilute and separate heavy oil from the earth. The injection of steam under high pressure also creates channels and cracks through which the oil can flow to the well. This is a tertiary retrieval method, used to capture oil from wells which have already been exhausted via primary and secondary means of oil retrieval.

The most immediate market for a quick-deployment, mobile or short term steam generation and delivery system such as our Steam Injection System is companies who are in the bitumen/heavy oil exploitation business. Bitumen is a semisolid, degraded, tar-like form of oil that does not flow at normal temperatures and pressures. Bitumen cannot be produced from a well unless it is heated or diluted. Most of today's major commercial on-site projects use steam to heat and dilute the bitumen.

Both the Company and SolarNexus will continue to exploit the licenses granted them by EcoTech Systems, Inc. for the Thermal Destructor, which has applications both in environmental remediation and oil exploration, through the Steam Injection System, a modification to the Thermal Destructor.

The spinoff will be accomplished by the distribution of approximately 98.5% of SolarNexus, Inc. outstanding common stock to Company shareholders.  Each Company common shareholder will receive one share of SolarNexus common stock for every ten shares of Company stock that they currently hold.  The amount of the dividend has been arbitrarily determined by the Board of Directors.  After the dividend distribution, SolarNexus will file a Registration Statement on Form 10 with the Securities and Exchange Commission to become a reporting company, and  the Company and SolarNexus will be separate and distinct publicly held companies.

Shares received in the dividend distribution will be restricted shares in the subsidiary that may be sold on the open market in accordance with Rule 144 beginning six months after their issue, except in the case of affiliates.

There are no material tax consequences to shareholders anticipated by the spinoff to the Company or to its subsidiary or shareholders.

VII.  DESCRIPTION OF SECURITIES TO BE ISSUED

The authorized capital stock of  SolarNexus, Inc. consists of 200,000,000 shares of common stock, $0.001 par value per share and 10,000,000 preferred shares, par value $0.001 per share.  There are currently outstanding 1,000 common shares and no preferred shares outstanding as of the record date.  Upon issuance of the approximate 1,546,008 common shares, there will be outstanding approximately 1,547,008 shares of common stock and no preferred shares outstanding.

No consideration is required or will be given by shareholders for the issuance of the dividend shares.

Common Stock

Holders of Common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders, including the election of directors. Holders of common stock do not have subscription, redemption or conversion rights, nor do they have any preemptive rights.

Holders of common stock do not have cumulative voting rights, which means that the holders of more than half of all voting rights with respect to common stock can elect all of SolarNexus’ directors. The board of directors is empowered to fill any vacancies on the board of directors created by resignations, provided that it complies with quorum requirements.

Holders of common stock will be entitled to receive such dividends, if any, as may be declared from time to time by the SolarNexus board of directors out of funds legally available therefor, and will be entitled to receive, pro rata, all assets of the Company available for distribution to such holders upon liquidation

Preferred Stock

Holders of preferred stock have certain rights as designated by the board of directors.  There is currently no designation defining the rights of preferred shareholders.  There are no preferred shares currently outstanding as of the record date.

Restrictions on Stock to be Issued

Shares of common stock received by shareholders will be restricted stock, the resale by any affiliate officer, director or owner of 10% or more of the common stock of SolarNexus, or anyone with a control relationship with SolarNexus will be limited by Rule 144 promulgated under the Securities Act.

Under Rule 144 as currently in effect, a person or persons whose shares are aggregated with those of others whose restricted shares have been fully paid for and meet the rule=s  holding provisions, including persons who may be deemed affiliates of SolarNexus, may sell restricted securities in broker=s transactions or directly to market makers, provided the number of shares sold in any three month period is not more than the greater of 1% of the total shares of common stock then outstanding or the average weekly trading volume for the four calendar week period immediately prior to each such sale. Restricted securities held by affiliates must continue, even after the  six month holding period, to be sold in brokers= transactions or directly to market makers, within the limits of Rule 144 described above. After the issuance of the common shares, and subject to the holding period and limitations set forth in Rule 144, there will be approximately 1,547,008  shares which may be sold under Rule 144, held by approximately 48 non-affiliated holders of record. A public market has not existed for SolarNexus’ shares of common stock and there can be no assurance that a market will ever develop. If a market does develop, no predictions can be made as to the effect, if any, that market shares or the availability of shares for sale will have on the market price prevailing from time to time. The sale, or availability for sale, of substantial amounts of common stock in the public market could adversely affect prevailing market prices.

There is no provision in SolarNexus’ charter or by-laws that would have an effect of delaying, deferring or preventing a change in control of the registrant and that would operate only with respect to an extraordinary corporate transaction involving SolarNexus, such as a merger, reorganization, tender offer, sale or transfer of substantially all of its assets, or liquidation.

VIII.  FINANCIAL AND OTHER INFORMATION

The financial statements of the company, consolidated with SolarNexus, are contained within the company’s financial statements for the year ended December 31, 2007 and the nine months ended September 30, 2008, are contained within the annual report on Form 10K, filed March 31, 2008 and its quarterly report on Form 10Q filed November 11, 2008, respectively, are attached hereto and incorporated by reference herein.

Forward-Looking Statements

Certain statements, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believes,” “project,” “expects,” “anticipates,” “estimates,” “intends,” “strategy,” “plan,” “may,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. We intend such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse affect on our operations and future prospects on a consolidated basis include, but are not limited to: changes in economic conditions, legislative/regulatory changes, availability of capital, interest rates, competition, and generally accepted accounting principles. These risks and uncertainties should also be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Further information concerning our business, including additional factors that could materially affect our financial results, is included herein and in our other filings with the SEC.

Plan of Operations

Our plans for the next 12 months related to our Thermal Destructor and our Steam Injection System are currently secondary to pursuing financing.

Our Steam Injector System is designed to aid in heavy oil and bitumen retrieval using technology derived from the Thermal Destructor. In order to focus our resources in marketing the Steam Injection System for its intended purpose and to cross-market our Thermal Destructor for potential clients in the same industry (oil production) that are in need of soil contamination cleanup on their old oil fields, we must obtain sufficient funding to cover our projected working capital requirements. The Company continues to seek out other opportunities in the resource sector which may become available to the Company and which may be funded at levels of funding attainable by the Company.

Product Development

We intend to finalize the technical designs for our Steam Injection System within the next twelve months, at which time we will begin the sale and manufacture of Steam Injection Systems to oil companies who do or could utilize steam injection as a method to recover oil held in Bitumen or oil sands. Our marketing program will begin in earnest prior to the completion of the finalization of our technical designs.

During the coming year, we will also seek out other applications for our technology, and may modify our product development plans based on new applications and opportunities that arise.

We expect ecoTECH to:

•

provide services that include analyses of operation of field units, in connection with our Thermal Destructor) operation; and

•

be a liaison with site engineers for specifications of our Steam Injection System.

•

design promotional materials and displays and assist management with the overall design of the Steam Injection System, its presentation and technology. We have a verbal arrangement to compensate our designer and expect to incur roughly $40,000 on our designer in the next twelve months. Colin Hall, the Company’s president, will oversee the overall project, including design, marketing and finance.

Manufacturing

During the next year, we plan to contract with third parties to manufacture and assemble our Steam Injection System according our technical specifications. There are a number of manufacturing facilities capable of producing technical products of this type and size. We have made initial arrangements with TS2000-Star Vehicle Technologies Inc. (www.ts2000-star.com), a company that has production facilities under construction in Malakwa, British Columbia in a joint venture with Heromin, the North American arm of Yituo China Manufacturing Group (“YTO”). YTO is a large company in China with approximately 52,000 employees (www.yto.com.cn). We are currently pursuing bids from other manufacturing companies, and intend to sign a contract with at least one company in the coming year.

The TS2000/Heromin Joint Venture has indicated that it may open a U.S. facility in the Free Trade Zone at the Port of Bellingham, once the Canadian operation is running smoothly in about 18 months. With assembly in Bellingham of components manufactured in China (heavy steel components) and others in the United States (controls, computer systems and electronics), an alliance with this manufacturer should prove be very advantageous in our U.S. operations and our Master USA license guarantees exclusivity to U.S. clients.

Because our Steam Injection System requires a significant amount of capital to manufacture, we will not maintain a standing inventory of products. As is customary with companies that develop and manufacture large construction and/or mining equipment, each unit will be made to order, manufactured to the customer’s specifications in order to meet their unique needs. This not only provides the most appropriate product to our customer, but allays our need to tie up large amounts of capital in inventory.

When a customer purchases one of our Steam Injection Systems, we plan to send a field operations specialist to their operations site. Our specialist will interview the customer’s engineers, survey the operations site, and collect other relevant data. He will then provide our technicians and our contract manufacturer with 3D terrain and site modeling and design specifications based upon the customer’s needs. As our liaison with the customer’s site engineers, he will provide information such as required delivery temperatures and pressures, and pumping distances. He will also help determine the number of systems we will need to supply to meet the customer’s needs for a particular operations site.

Marketing

To date, interest in our technology has been generated through the direct efforts of our executive officer, Mr. Hall, with engineers and engineering firms servicing the oil production industry in North America. Through this contact, Mr. Hall has been able to generate some positive interest in our technology. Additionally, Mr. Hall is commencing a program to identify marginal oil shale opportunities, from which oil could not previously be profitably recovered because of the high fixed costs associate with building large, permanent steam-generation units. By offering access to our technology, which will make oil recovery from such properties a profitable operation, Mr. Hall is seeking joint ventures with oil firms to bring those oil shale deposits into production.

In the next twelve months, we intend to continue to use the services of Mr. Hall to sell our technology, seeking joint ventures as well as direct sales. If future sales justify the expense, however, we may employ sales personnel to market our products to potential customers. These representatives will be responsible for soliciting, selecting and securing opportunities within a particular regional territory. We expect to pay such representatives on a commission basis, with commissions depending on the size of the sale. We expect to provide service and support to our representatives, including advertising, technical data sheets, design services (usually bespoke and on a fee basis), and sales materials. We do not intend to incur the costs of representation personnel in the next twelve months unless our revenues are enough to absorb the cost of these personnel, especially as it will be some months before we have field-ready systems to offer.

Access International Matting (“AIM”) and Heromin Machinery (Canada) will assist Mr. Hall in the development of an overall project marketing plan and a project financial plan. The intention is to have the first customer finance their initial plant, which it is anticipated will take nine months to build. AIM has recently employed three people to develop the Heromin market and we are to be represented by AIM on an ad-hoc, commission only basis, starting in September 2008. A web site describing Solonex Management's services is under construction and will be linked from the TS2000, ecoTECH, Heromin and AIM sites.

We are also currently working with engineering firms that are connected with steam stimulation or steam-assisted gravity drainage projects in Alberta, Canada. We hope to secure an agreement in the next 12 months with one or more of these firms on a project in Alberta. We anticipate that an engineering firm will help us provide consulting on engineering and product application needs, audit the finished system’s performance, and with proven performance, thereafter recommend the system to the firm’s clients, with an option to invest in, or take over the program.

Financing Plans

The completion of our business plan for the next twelve months is contingent upon us obtaining additional financing. As of December 31, 2007 we had cash in the amount of $12,061. We have forecasted expenditures of $150,000 for the next twelve months. Therefore, we will require financing to pursue our business plan for the next twelve months. We plan to offer equity securities in an exempt offering as a means of meeting our financial requirements over the next twelve months. Although neither Colin Hall, ecoTECH Waste Management Systems (1991), Inc.nor any other shareholders or third parties have any legal obligations to infuse additional capital, it is anticipated that each party will continue to do so as reasonably necessary by providing short-term demand loans carrying a market interest rate. If we are unable to obtain additional financing, our business plan will be significantly delayed or will fail. Should this failure to finance occur the Company would abandon its current business plan.

We have not contacted any broker-dealers or other parties regarding our financing plans but may do so in during 2008. We have not identified any broker-dealers to assist in our financing efforts. Currently, we believe we have the required funds to cover our expenses through the end of April 2008. Our anticipated expenses for the following year are:

Quarter 1 – January/February/March 2008
•

We have a budget for general administration and operating costs of $4,000 per month, or $12,000 this quarter, and to advance no more than $10,000 to Mr. John Mathews, our field operations specialist, for his work in this quarter.

Quarter 2 – April/May/June 2008
• We have agreed to pay $40,000 towards the cost of marketing of our products and technology to our first customer. The marketing funds are included in our budget for June 30, 2008.

•	We have budgeted $12,000 for this quarter to cover the costs associated with the general administration and regulatory reporting requirements of our company.

•

We intend to complete a private placement of a minimum of $50,000 pursuant to an offering under Rule 901 of Regulation S during this quarter. These funds will be used to cover any additional costs not included in the current budget, and may be used for the hiring of corporate management personnel, and to cover any additional costs associated with the ongoing business development and attracting a commercial partner.

Quarter 3 – July/August/September 2008
•

We believe we will have funds still available for this quarter to cover the approximate $12,000 in costs associated with the general administration and regulatory reporting requirements of our company.

Quarter 4 – October/November/December 2008
•	Once the technical drawings for the prototype have been completed, we expect to require minimal additional funding as we will continue looking for a commercial and financial partner at this stage.

•

We will require the $12,000 that has been budgeted for this quarter to cover the costs associated with the general administration and regulatory reporting requirements of our company, and additional funds that may be required based on our progress over the year.

•

We expect to have a working relationship with a commercial and financial partner by December 31, 2008. Therefore, we expect to reassess our financing requirements during this quarter. The initial requirements for research and development of our technology will have been paid for and we hope the initial sales and marketing program for our prototype will have been completed.

Results of Operations

For the 2007 fiscal year, we incurred a loss in the amount of $141,668 compared to a loss of $229,755 in the previous year. Both years losses are a result of organizational expenses and expenses associated with setting up a company structure to begin implementing our business plan.

We are in the process of evaluating our technology’s business potential and incurred costs of $45,574 during the year ended December 31, 2007 to that end (compared to $113,606 during 2006). We anticipate that until these procedures are completed, we will not generate revenues, and may continue to operate at a loss thereafter, depending upon the performance of the business.

At the fiscal year ended December 31, 2007 we had spent an accumulated total of $100,000 towards the research and development of our technology (no change from December 31, 2006). During the period from October 12, 2000 (date of incorporation) through December 31, 2007 we received no revenues.

We have no commitments for capital expenditures. In the process of carrying out our business plan, we may determine that we cannot raise sufficient capital to support our business on acceptable terms, or at all.

Liquidity and Capital Resources

We remain in our developmental stage and, since inception, have experienced no significant change in liquidity or capital resources. We expect to carry out our plan of business as discussed above. The officers and directors of our company will serve without compensation until we successfully achieve a source of revenue.

The expenses of implementing our business plan will exceed our current available funds. We will have to obtain additional funding through an offering of our securities or through capital contributions from our stockholders. From inception to date, we have settled $95,269 of accounts payable by the issuance of 2,381,725 shares of our common stock. We settled loans payable in the amount of $127,000 for the issuance of 1,044,300 shares and issued 2,227,000 shares for $179,770 in cash.

During the year ended December 31, 2007 we raised $45,000 in loans for total loans outstanding of $173,500 at December 31, 2007 (compared to $128,500 at December 31, 2006) and issued nil shares of common stock (2006 – we issued 1,750,000 shares of common stock for proceeds to our company of $175,000). Since we do not anticipate generating significant revenues over the next year, we intend to depend upon equity financing through private placement offerings of our common stock to fund the implementation of our business plan. Over the longer term, two to five years, we expect to fund our operations through a combination of revenues from the operation of our business and through additional equity financing. To date, we have generated no revenues.

We will need additional capital to carry out our business plans. No commitments to provide additional funds have been made by management or other stockholders or investors. Accordingly, there can be no assurance that any additional funds will be available on terms acceptable to us or at all.

Off Balance Sheet Arrangements

As of the record date there were no off balance sheet arrangements.

Going Concern

Since inception, we have suffered recurring losses and net cash outflows from operations, and at December 31, 2007 have a working capital deficiency of $318,206 (2006 - $176,313). We expect to continue to incur substantial losses as we develop our business plan. Since inception, we have funded operations through common stock issuances and accounts payable in order to meet our strategic objectives. Management believes that sufficient funding will be available to meet our business objectives including anticipated cash needs for working capital and is currently evaluating several financing options. However, there can be no assurance that we will be able to obtain sufficient funds to continue the development of, and if successful, to commence the sale of our products under development. As a result of the foregoing, there exists substantial doubt about our ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Critical Accounting Policies

In December 2001, the SEC requested that all registrants list their three to five most “critical accounting polices” in the Management Discussion and Analysis. The SEC indicated that a “critical accounting policy” is one which is both important to the portrayal of a company’s financial condition and results, and requires management’s most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain. We believe that the following accounting policies fit this definition.

a) Technology Development Costs

The costs to acquire and develop new technology and enhancements to existing technology are expensed as incurred until such time as technological feasibility is demonstrated.

b) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the periods. Actual results could differ from these estimates.

c) Basic and Diluted Loss Per Share

The Company computes loss per share in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 128 – “Earnings Per Share” (“SFAS 128”). Under the provisions of SFAS No. 128, basic loss per share is computed using the weighted average number of common stock outstanding during the period. Diluted loss per share is computed using the weighted average number of common and potentially dilutive common stock outstanding during the period. The basic and diluted loss per share are the same as any exercise of options or warrants would be anti-dilutive.

d) Foreign Currency Translation

The Company’s functional currency is the U.S. dollar. Transactions in foreign currency are translated into U.S. dollars as follows:
i. monetary items at the rate prevailing at the balance sheet date;
ii. non-monetary items at the historical exchange rate;
iii. revenue and expense items at the average rate in effect during the applicable accounting period.

e) Income Taxes

The Company has adopted SFAS No. 109 – “Accounting for Income taxes” (“SFAS 109”). This standard requires the use of an asset and liability approach for financial accounting, and reporting on income taxes. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

f) Financial Instruments

The Company’s financial instruments consist of cash, accounts payable and accrued liabilities, and loans payable.

Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

The Company has adopted SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). The financial instruments affected includes certain obligations that can be settled with shares of stock.

g) Stock Based Compensation

In December 2002, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure” (“SFAS No. 148”), an amendment of SFAS No. 123 “Accounting for Stock-Based Compensation” (“SFAS No. 123”). The purpose of SFAS No. 148 is to: (1) provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation, (2) amend the disclosure provisions to require prominent disclosure about the effects on reported net income of an entity’s accounting policy decisions with respect to stock-based employee compensation, and (3) require disclosure of those effects in interim financial information. The disclosure provisions of SFAS No. 148 were effective for the Company from the year ended December 31, 2004.

The Company has elected to account for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees”, (“APB No. 25”) and comply with the disclosure provisions of SFAS No. 123, as amended by SFAS No. 148 as described above. In addition, in accordance with SFAS No. 123, the Company applies the fair value method using the Black-Scholes option-pricing model in accounting for options granted to consultants. Under APB No. 25, compensation expense for employees is recognized based on the difference, if any, on the date of grant between the estimated fair value of the Company’s stock and the amount an employee must pay to acquire the stock. Compensation expense is recognized immediately for past services and pro-rata for future services over the option-vesting period. To December 31, 2006, the Company has not granted any stock options.

Pro Forma Financial Information

The following pro forma financial data is presented on the financial condition of the company and SolarNexus after the spinoff.

Pro Forma for Solanex Management Inc.

See Exhibit 99.1, attached hereto and incorporated by reference herein.

Financial Statements of SolarNexus, Inc.

See Exhibit 99.2, attached hereto and incorporated by reference herein.

Selected Quarterly Financial Data

The following tables summarize the net sales, net losses, and per share data based upon such losses for each full quarter within the two most recent fiscal years and any subsequent interim period:

Period ended	Net sales	Net losses	Loss per share
September 30, 2008	0	(22,614)	(0.00)
June 30, 2008	0	(69,420)	(0.01)
March 31, 2008	0	(43,293)	(0.00)
December 31, 2007	0	(141,668)	(0.01)
September 30, 2007	0	(22,614)	(0.00)
June 30, 2007	0	(26,127)	(0.00)
March 31, 2007	0	(52,169)	(0.00)
December 31, 2006	0	(229,980)	(0.02)
September 30, 2006	0	(45,133)	(0.00)
June 30, 2006	0	(58,660)	(0.01)
March 31, 2006	0	(54,908)	(0.01)

Contractual Obligations – Promissory Notes Payable

The outstanding promissory notes payable and loans payable to related parties by the company as reported on its financial statements for the year ended December 31, 2007 have been converted into shares of common stock and dsicharged.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

There are no reportable disagreements on accounting or financial disclosure issues. Effective December 31, 2007 Morgan and Company, Chartered Accountants, resigned as the principal accountant engaged to audit the financial statements of Solanex Management Inc. (the "Company"). Morgan and Company performed the December 31, 2006 and 2005 audits of the Company's financial statements. During this period and the subsequent interim period prior to their resignation, there were no disagreements with Morgan and Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Morgan and Company’s satisfaction would have caused Morgan and Company to make reference to this subject matter of the disagreements in connection with Morgan and Company’s audit report, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K").

In February 2008 the Company engaged Chisholm, Bierwolf & Nilson, LLC to audit the Company's financial statements for the year ended December 31, 2007. Prior to its engagement, the Company had not consulted with Chisholm, Bierwolf & Nilson with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject or disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K). The Board of Directors of the Company approved the change in accountants described herein and Chisholm, Bierwolf & Nilson performed the audit of the Company's December 31, 2007 financial statements.

IX. OTHER BUSINESS

No business, other than as set forth herein, is proposed in this Information Statement.

 X. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the next Annual Meeting of Shareholders must be received by the Company by September 30, 2009. The proposal will be presented at the Annual Meeting, and included in the Company's Proxy Statement, and related proxy solicitation materials, for the Company's next Annual Meeting of Shareholders.

XI. ANNUAL REPORT TO SHAREHOLDERS: FORM 10K

The Company filed its Annual Report on Form 10K with the Securities and Exchange Commission on March 31, 2008 for the fiscal year ended December 31, 2007, and has filed all current quarterly reports on Form 10Q.  All filed reports, financial statements and exhibits are available at the Securities and Exchange Commission's Internet website at www.sec.gov.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT AND/OR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION, PLEASE CONTACT:

COLIN HALL, PRESIDENT

SOLANEX MANAGEMENT INC.

   1500 East Tropicana Blvd., Suite 100

Las Vegas, NV  89119

888-678-9446

BY ORDER OF THE CURRENT BOARD OF DIRECTORS,

Colin V. Hall

-----------------------------------

Colin V. Hall, President

_________, 2009

Exhibit 99.1

Solanex Management, Inc.
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

Solanex
	Management,		Solarnexus,				Adjusted
	Inc.		Inc.	Combined	Pro Forma		ProForma
	December 31, 2008			Totals	Adjustments	AJE	Totals

ASSETS

Current Assets:
Cash	$ -		$ -	$ -	$ -		$ -
Accounts receivable	-		-	-	-		-
Prepaid epense	-		-	-	-		-
			-		-
Other current assets	-		-	-	-		-

Total Current Assets	-		-	-	-		-

Fixed Assets, Net:	-		-	-	-		-

TOTAL ASSETS	$ -	##	$ -	$ -	$ -		$ -

LIABILITIES AND
STOCKHOLDERS'
EQUITY (DEFICIT)

Current Liabilities:
Accounts payable	$ 170,501		$ -	$ 170,501	$ -		$ 170,501
Bank line of credit	-		-	-	-
Accrued expenses	-		-	-	-
Notes payable	11,500		-	11,500	-		11,500
Other current liabilities	-		-	-	-		-

Total Current Liabilities	182,001		-	182,001	-		182,001

Long-Term Liabilities:
Notes payable	-		-	-	-		-

Total Long-Term Payables	-		-	-	-		-

Total Liabilities	182,001		-	182,001	-		182,001

Stockholders' Equity:
Preferred stock	-		-	-	-		-

Common stock	13,379		1,547	14,926	(1,547)	[1]	13,379
-
-
-
Additional paid-in capital	728,795		147,109	875,904	(147,109)	[1]	728,795
-
-
-
Retained earnings (deficit)	(924,175)		(148,656)	-1,072,831	148,656		(924,175)

Total Stockholders' Equity	(182,001)		-	-182,001	-		(182,001)

TOTAL LIABILITIES
AND STOCKHOLDERS'
EQUITY (DEFICIT)	$ -		$ -	$ -	$ -		$ -

____________________________	-		-	-	-		-

	[1]		To record the spin off of Solarnexus, Inc.

Solanex Management, Inc.
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED

	Solanex					Pro-Forma
	Management,		Solarnexus,			Adjusted
	Inc.		Inc.	Combined		Combined
	December 31, 2008			Totals	Adjustments	Totals

REVENUES

Sales revenue	$ -		$ -	$ -	$ -	$ -
Other revenue	-		-	-	-	-

Total Revenues	-		-	-	-	-

COST OF SALES	-		-	-	-	-

GROSS PROFIT	-	##	-	-	-	-

OPERATING EXPENSES

General and administrative	79,815		31,996	47,819	-	47,819
Consulting fees	120,000		48,000	168,000	-	168,000

Total Costs and Expenses	199,815		79,996	279,811	-	279,811

OPERATING INCOME (LOSS)	(199,815)		(79,996)	(279,811)	-	(279,811)

OTHER INCOME (EXPENSE)

Interest expense	(1,349)		(540)	(809)	-	(809)
Other income	-		-	-	-	-

Total Other Income (Expense)	(1,349)		(540)	-1,889	-	(1,889)

NET INCOME (LOSS)	$ (201,164)		$ (80,536)	$ (281,700)	$ -	$ (281,700)

Exhibit 99.2

SOLARNEXUS, INC.
(A Development Stage Company)
Balance Sheets
(Unaudited)

ASSETS

	December 31,	December 31,
	2008	2007

CURRENT ASSETS

Cash	$-	$-

Total Current Assets	-	-

TOTAL ASSETS	$-	$-

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable and accrued expenses	$-	$-

Total Current Liabilities	-	-

STOCKHOLDERS' EQUITY

Preferred shares: $0.001 par value, 10,000,000 shares
authorized, none outstanding	-	-
Common shares: $0.001 par value, 200,000,000
shares authorized: 1,547,008 shares
issued and outstanding	1,547	1,547
Additional paid-in capital	147,109	66,573
Deficit accumulated during the development stage	(148,656)	(68,120)

Total Stockholders' Equity	-	-

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-

The accompanying notes are a integral part of these financials statements.

SOLARNEXUS, INC.
(A Development Stage Company)
Statements of Operations
(Unaudited)

			Since Inception
	For the Year Ended		Through
	December 31,	December 31,	December 31,
	2008	2007	2008

REVENUES	$-	$-	$-
COST OF SALES	-	-	-
GROSS PROFIT	-	-	-

OPERATING EXPENSES
General and Administrative	9,896	15,027	26,896
Consulting fees	48,000	18,230	75,710
Foreign exchange loss	298	430	728
Office and rent	1,534	7,618	9,152
Professional fees	8,268	13,804	22,072
Management fees	12,000	-	12,000

Total Operating Expenses	79,996	55,109	146,558

LOSS FROM OPERATIONS	(79,996)	(55,109)	(146,558)

OTHER INCOME (EXPENSE)
Interest expense	(540)	(1,558)	(2,098)

LOSS BEFORE INCOME TAXES	(80,536)	(56,667)	(148,656)
INCOME TAX EXPENSE	-

NET LOSS	$(80,536)	$(56,667)	$(148,656)

BASIC LOSS PER SHARE	$-0.05	$-0.04

WEIGHTED AVERAGE NUMBER
OF SHARES OUTSTANDING	1,547,008	1,547,008

The accompanying notes are a integral part of these financials statements.

SOLARNEXUS, INC.
(A Development Stage Company)
Statements of Stockholders' Equity
(Unaudited)
				Deficit
				Accumulated
			Additional	During the	Total
	Common Stock		Paid-In	Development	Stockholders'
	Shares	Amount	Capital	Stage	Equity

Balance, November 1, 2006	1,547,008	$1,547	$(1,547)	$-	$-
(Date of inception)

Contribution from parent	-	-	11,453	-	11,453

Net loss for the year
ended December 31, 2006	-	-	-	(11,453)	(11,453)

Balance December 31, 2006	1,547,008	1,547	9,906	(11,453)	-

Contribution from parent	-	-	56,667	-	56,667

Net loss for the year
ended December 31, 2007	-	-	-	(56,667)	(56,667)

Balance December 31, 2007	1,547,008	1,547	66,573	(68,120)	-

Contribution from parent	-	-	80,536	-	80,536

Net loss for the year
ended December 31, 2008	-	-	-	(80,536)	(80,536)

Balance December 31, 2008	1,547,008	$1,547	$147,109	$(148,656)	$-

The accompanying notes are a integral part of these financials statements.

SOLARNEXUS, INC.
(A Development Stage Company)
Statements of Cash Flows
(Unaudited)
Since Inception
	For the Year Ended		Through
	December 31,	December 31,	December 31,
	2008	2007	2008

OPERATING ACTIVITIES

Net loss	$(80,536)	$(56,667)	$(148,656)
Adjustments to reconcile net loss to
net cash used by operating activities:
Expenses not paid with cash	-	-	-
Changes in operating assets and liabilities:
Changes in accounts payable and	-	-	-
accrued liabilities	-	-	-

Net Cash Used in Investing Activities	(80,536)	(56,667)	(148,656)

INVESTING ACTIVITIES

Purchase of fixed assets	-	-	-

Net Cash Used in Investing Activities	-	-	-

FINANCING ACTIVITIES

Addiditonal paid in capital contribution from parent	80,536	56,667	148,656
Issuance of common stock	-	-	-

Net Cash Provided by Financing Activities	80,536	56,667	148,656

NET DECREASE IN CASH	-	-	-

CASH AT BEGINNING OF PERIOD	-	-	-

CASH AT END OF PERIOD	$-	$-	-

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION

CASH PAID FOR:

Interest	$-	$-	$-
Income taxes	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

SOLARNEXUS, INC.

(A Development Stage Company)

Notes to the Financial Statements

NOTE 1:  NATURE OF OPERATIONS AND GOING CONCERN

a)

Proposed spin-off of SolarNexus, Inc (the Company) from parent company, Solanex Management, Inc. (the Parent)

The Partent has recommended that its subsidiary, SolarNexus, Inc., formerly known as Solanex Recovery, Inc., be spun off as its own publicly held entity.  On January 19, 2009, the Parent received written consent from certain major stockholders holding or able to direct the vote of 9,380,875 shares of Common Stock, representing approximately 60.6% of the then total issued and outstanding Common Stock.  The reasons for the spinoff are to create shareholder value for the Parent and the Company, to increase the value of the current stock price of the Company in order to allow better equity financing, the need for a different management director and to improve access to capital markets.

The Company is engaged in the business of environmental remediation of contaminated soil and ground water and developing and marketing the Thermal Destructor for remediation purposes.  The Parent is engaged in the business of developing and marketing a Steam Injection system for use in the oil industry, and the identification and exploitation of mineral resource property opportunities.  Both companies depend on technology licensed to them by EcoTech Systems, Inc., a company wholly owned by our president, Colin V. Hall.

The spinoff will be accomplished by the distribution of approximately 98.5% of the Company’s outstanding common stock to the Parent’s shareholders.  Each Parent common shareholder will receive one share of the Company’s common stock for every ten shares of the Parent’s common stock that they currently hold.  The amount of the dividend has been arbitrarily determined by the Board of Directors.  After the dividend distribution, the Company will file a Registration Statement on Form 10 with the Securities and Exchange Commission to become a reporting company, and  the Parent and the Company will be separate and distinct publicly held companies.

Shares received in the dividend distribution will be restricted shares in the subsidiary that may be sold on the open market in accordance with Rule 144 beginning six months after their issue, except in the case of affiliates.

There are no material tax consequences to shareholders anticipated by the spinoff to the Parent or to its subsidiary or shareholders.

SOLARNEXUS, INC.

(A Development Stage Company)

Notes to the Financial Statements

NOTE 1:  NATURE OF OPERATIONS AND GOING CONCERN (continued)

b)

Description of Shares to be Issued

The authorized capital stock of  the Company consists of 200,000,000 shares of common stock, $0.001 par value per share and 10,000,000 preferred shares, par value $0.001 per share.  There are currently outstanding 1,000 common shares and no preferred shares outstanding as of the record date.  Upon issuance of the approximate 1,547,008 common shares, there will be outstanding approximately 1,547,008 shares of common stock and no preferred shares outstanding.

No consideration is required or will be given by shareholders for the issuance of the dividend shares. The shares to be issued in the recapitalization of the Company are show as outstanding on a retroactive basis.

c)

Development Stage Company

SolarNexus, Inc. (the “Company”) was incorporated in the State of Nevada on November 1, 2006, under the name Solanex Recovery, Inc., and is in its early developmental stage. The Company changed its name to Solar Nexus, Inc. on November 15, 2005. To date, the Company’s only activities have been organizational, directed at acquiring a principal asset, raising initial capital and developing its business plan.

The Company intends to be engaged in the business of developing and marketing a Steam Injection system for use in the oil industry, and the identification and exploitation of mineral resource property opportunities.

d)

Going Concern

Since inception, the Company has suffered recurring losses, net cash outflows from operations, and at December 31, 2008, has an accumulated deficit of $148,656. The Company expects to continue to incur substantial losses as it develops its business plan. Since inception, the Company has funded operations through common stock issuances and accounts payable in order to meet its strategic objectives. Management believes that sufficient funding will be available to meet its business objectives including anticipated cash needs for working capital and is currently evaluating several financing options. However, there can be no assurance that the Company will be able to obtain sufficient funds to continue the development of, and if successful, to commence the sale of its products under development. As a result of the foregoing, there exists substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

SOLARNEXUS, INC.

(A Development Stage Company)

Notes to the Financial Statements

NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)

Technology Development Costs

The Company has recorded the cost of its at the predecessor cost to the Parent of $-0-.

b)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the periods. Actual results could differ from these estimates.

c)

Basic and Diluted Loss Per Share

The Company computes loss per share in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 128 – “Earnings Per Share” (“SFAS 128”). Under the provisions of SFAS No. 128, basic loss per share is computed using the weighted average number of common stock outstanding during the period. Diluted loss per share is computed using the weighted average number of common and potentially dilutive common stock outstanding during the period. The basic and diluted loss per share are the same as any exercise of options or warrants would be anti-dilutive.

d)

Foreign Currency Translation

The Company’s functional currency is the U.S. dollar. Transactions in foreign currency are translated into U.S. dollars as follows:

i)

monetary items at the rate prevailing at the balance sheet date;

ii)

non-monetary items at the historical exchange rate;

iii)

revenue and expense items at the average rate in effect during the applicable accounting period.

e)

Income Taxes

The Company has adopted SFAS No. 109 – “Accounting for Income taxes” (“SFAS 109”). This standard requires the use of an asset and liability approach for financial accounting, and reporting on income taxes. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized. The Company is consolidated with the Parent for purposes of income taxes and accordingly has no provision for income taxes.

SOLARNEXUS, INC.

(A Development Stage Company)

Notes to the Financial Statements

NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

f)

Financial Instruments

The Company’s financial instruments consist of cash, accounts payable and accrued liabilities, and loans payable.

Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

The Company has adopted SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). The financial instruments affected includes certain obligations that can be settled with shares of stock.

g)

 Stock Based Compensation

The Company has adopted SFAS 123R, which requires the grant-date fair value of all share-based payment awards that are expected to vest, including employee share options, to be recognized as employee compensation expense over the requisite service period.

h)

Unaudited Financial Statements

The accompanying financial statements have been prepared by the Company without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows at December 31, 2008 and 2007 and for the years then ended have been made.

NOTE 3: RECENT ACCOUNTING PRONOUNCEMENTS

In June 2008, the FASB issued FASB Staff Position EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities, (“FSP EITF 03-6-1”). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the computation of earnings per share under the two-class method as described in FASB Statement of Financial Accounting Standards No. 128, “Earnings per Share.” FSP EITF 03-6-1 is effective for financial statements issued for fiscal

SOLARNEXUS, INC.

(A Development Stage Company)

Notes to the Financial Statements

NOTE 3: RECENT ACCOUNTING PRONOUNCEMENTS (continued)

years beginning on or after December 15, 2008 and earlier adoption is prohibited. We are not required to adopt FSP EITF 03-6-1; neither do we believe that FSP EITF 03-6-1 would have material effect on our consolidated financial position and results of operations if adopted.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts-and interpretation of FASB Statement No. 60”.  SFAS No. 163 clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement of  premium revenue and claims liabilities. This statement also requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those years. SFAS No. 163 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”.  SFAS No. 162 sets forth the level of authority to a given accounting pronouncement or document by category. Where there might be conflicting guidance between two categories, the more authoritative category will prevail. SFAS No. 162 will become effective 60 days after the SEC approves the PCAOB’s amendments to AU Section 411 of the AICPA Professional Standards. SFAS No. 162 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In March 2008, the Financial Accounting Standards Board, or FASB, issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133.  This standard requires companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company has not yet adopted the provisions of SFAS No. 161, but does not expect it to have a material impact on its financial position, results of operations or cash flows.

In December 2007, the SEC issued Staff Accounting Bulletin (SAB) No. 110 regarding the use of a "simplified" method, as discussed in SAB No. 107 (SAB 107), in developing an estimate of expected term of "plain vanilla" share options in accordance with SFAS No. 123 (R), Share-Based Payment.  In particular, the

SOLARNEXUS, INC.

(A Development Stage Company)

Notes to the Financial Statements

NOTE 3: RECENT ACCOUNTING PRONOUNCEMENTS (continued)

staff indicated in SAB 107 that it will accept a company's election to use the simplified method, regardless of whether the company has sufficient information to make more refined estimates of expected term. At the time SAB 107 was issued, the staff believed that more detailed external information about employee exercise behavior (e.g., employee exercise patterns by industry and/or other categories of companies) would, over time, become readily available to companies. Therefore, the staff stated in SAB 107 that it would not expect a company to use the simplified method for share option grants after December 31, 2007. The staff understands that such detailed information about employee exercise behavior may not be widely available by December 31, 2007. Accordingly, the staff will continue to accept, under certain circumstances, the use of the simplified method beyond December 31, 2007. The Company currently uses the simplified method for “plain vanilla” share options and warrants, and will assess the impact of SAB 110 for fiscal year 2009. It is not believed that this will have an impact on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51.  This statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. Before this statement was issued, limited guidance existed for reporting noncontrolling interests. As a result, considerable diversity in practice existed. So-called minority interests were reported in the consolidated statement of financial position as liabilities or in the mezzanine section between liabilities and equity. This statement improves comparability by eliminating that diversity. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). Earlier adoption is prohibited. The effective date of this statement is the same as that of the related Statement 141 (revised 2007). The Company will adopt this Statement beginning March 1, 2009. It is not believed that this will have an impact on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB, issued FAS No. 141 (revised 2007), Business Combinations.’This Statement replaces FASB Statement No. 141, Business Combinations, but retains the fundamental requirements in Statement 141.  This Statement establishes principles and requirements for how the acquirer: (a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; (b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and (c) determines what information to

SOLARNEXUS, INC.

(A Development Stage Company)

Notes to the Financial Statements

NOTE 3: SIGNIFICANT ACCOUNTING PRONOUNCEMENTS (continued)

disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. An entity may not apply it before that date. The effective date of this statement is the same as that of the related FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements.  The Company will adopt this statement beginning March 1, 2009. It is not believed that this will have an impact on the Company’s financial position, results of operations or cash flows.

In February 2007, the FASB, issued SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities—Including an Amendment of FASB Statement No. 115.  This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. This option is available to all entities. Most of the provisions in FAS 159 are elective; however, an amendment to FAS 115 Accounting for Certain Investments in Debt and Equity Securities applies to all entities with available for sale or trading securities. Some requirements apply differently to entities that do not report net income. SFAS No. 159 is effective as of the beginning of an entities first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS No. 157 Fair Value Measurements.  The Company adopted SFAS No. 159 beginning March 1, 2008. The adoption of this pronouncement did not have an impact on the Company’s financial position, results of operations or cash flows.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements  This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period within that fiscal year. The Company adopted this statement March 1, 2008. The adoption of this pronouncement did not have an impact on the Company’s financial position, results of operations or cash flows.

SOLARNEXUS, INC.

(A Development Stage Company)

Notes to the Financial Statements

NOTE 4:  INCOME TAXES

A reconciliation of statutory federal income tax rates to the Company’s effective tax rate is as follows:

	2008	2007
Expected tax recovery at 34%	$ (27,382)	$(19,267)
Consolidation with Parent	27,382	19,267
Income tax provision	$ -0-	$ -0-

Deferred tax assets at December 31 were as follows:

	2008	2007
Gross tax deferred asset
Operating loss carryforwards	$ -0-	$ -0-
Valuation allowance	-0-	-0-
Net deferred tax asset	$ -0-	$ -0-

The Company has net operating losses carried forward of approximately $-0- because it is consolidated with the Parent for income tax purposes.

NOTE 5: CAPITAL STOCK

No preferred shares have been issued. The preferred shares have been authorized without terms. The terms of the preferred shares will be set by the Company’s board of directors as, if and when the preferred shares are issued.

The 1,547,008 shares to be issued in accordance with the spin-off agreement are shown as issued and outstanding on a retroactive basis.

NOTE 6:  CONTRACTUAL OBLIGATIONS AND COMMITMENTS

The Company has no significant contractual obligations or commitments with any parties respecting executive compensation, consulting arrangements, rental premises or other matters, except as disclosed elsewhere in these notes. Management services provided and rental of premises are on a month to month basis.